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INDIVIDUAL MARKET VALUE ADJUSTED VARIABLE ANNUITY APPLICATION
[company name]LIFE INSURANCE COMPANY

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1. OWNER
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Name
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Last First Middle

Address
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Street

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City State Zip

Phone ( )
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SOC. SEC. # / / / / / / / / / / / /

DATE OF BIRTH / / / / / / / / /
(Month Day Year)

Sex: / / Male / / Female

/ / Citizen of U.S.

/ / Resident Alien of U.S.

/ / Other
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2. CO-OWNER (optional)
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Name
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Last First Middle

Address
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Street

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City State Zip

Phone ( )
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SOC. SEC. # / / / / / / / / / / / /

DATE OF BIRTH / / / / / / / / /

(Month Day Year)

Sex: / / Male / / Female

/ / Citizen of U.S.

/ / Resident Alien of U.S.

/ / Other
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3. ANNUITANT (If other than owner)
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Name
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Last First Middle

Address
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Street

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City State Zip

Phone ( )
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SOC. SEC. # / / / / / / / / / / / /

DATE OF BIRTH / / / / / / / / /
(Month Day Year)

Sex: / / Male / / Female

/ / Citizen of U.S.

/ / Resident Alien of U.S.

/ / Other
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4. ADDITIONAL ANNUITANT (optional)
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Name
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Last First Middle

Address
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Street

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City State Zip

Phone ( )
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Soc. Sec. # / / / / / / / / / / / /

Date of birth / / / / / / / / /
(Month Day Year)

Sex: / / Male / / Female

/ / Citizen of U.S.

/ / Resident Alien of U.S.

/ / Other
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5. BENEFICIARY
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PRIMARY

Name
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Last First Middle

Address
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Street

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City State Zip

/ / / / / / / / / / / /
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Relationship Social Security # (Optional)

CONTINGENT

Name
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Last First Middle

Address
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Street

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City State Zip

/ / / / / / / / / / / /
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Relationship Social Security # (Optional)

/ / ADDITIONAL BENEFICIARY INFORMATION ATTACHED.
Regardless of the beneficiary designation above, if upon the death of an owner there is a surviving owner, the owner will be the beneficiary

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6. TYPE OF PLAN REQUESTED
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/ / NON-QUALIFIED

/ / QUALIFIED (check appropriate box)

/ / Standard IRA

/ / IRA Transfer from IRA

/ / IRA Rollover from IRA

/ / Direct Rollover
(IRA Rollover from Employer Plan)

/ / SEP-IRA (including SARSEP)

/ / 403(b) (TDA, TSA)

/ / KEY Plan (circle):

Profit Sharing Money Purchase

/ / Other Employer Qualified Plan
(Employer's name)
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/ / Other
(Employer's name)
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7. ANNUITIZATION
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The age lifetime income payments begin
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APPLICATION CONTINUES


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8. BILLING (Person or entity sending purchase payments for annuity)
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Name
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Last First Middle

Address
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Street

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City State Zip

/ / Send Bill / / Pre-Authorized Check-form attached

Will this be added to an existing retirement plan?

/ / Yes / / No If yes, please list:

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Employer name

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Employer address

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9. PURCHASE PAYMENT/PAYMENT ALLOCATION
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/ / Single Purchase Payment $
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/ / Additional Purchase Payments of $ per
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PAYMENT ALLOCATION: USE WHOLE %. MUST TOTAL 100%.

SUBACCOUNTS:

AGGRESSIVE GROWTH
% MFS Emerging
----- Growth
% Strong Discovery
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GROWTH
% Alliance Premier
----- Growth
% Montgomery Growth
-----
% TCI Growth
-----

INTERNATIONAL STOCK
% Alliance
----- International
% Lexington Emerging
----- Markets
% Montgomery
----- Emerging Markets
% Strong International
- -----

SPECIALTY

% Federated Utility
-----
% Lexington Natural
----- Resources
% Van Eck Gold and
----- Natural Resources

INTERNATIONAL BOND
% MFS World
----- Government
% Van Eck Worldwide
----- Bond

GROWTH & INCOME
% Federated American
----- Leaders

HIGH YIELD BOND
% Federated High
----- Income Bond
% MFS High Income
-----

BALANCED
% TCI Balanced
-----

CORPORATE BOND
% Strong Advantage
-----

GOVERNMENT BOND
% Strong Government
----- Bond

MONEY MARKET
% Alliance
-----
% FIXED ACCOUNT
-----
% Other
----- ---------------

MVA FIXED ACCOUNT
GUARANTEE PERIODS:

% 1 Year
-----
% 2 Year
-----
% 3 Year
-----
% 4 Year
-----
% 5 Year
-----
% 6 Year
-----
% 7 Year

-----
% 8 Year
-----
% 9 Year
-----
% 10 Year
-----
100 % TOTAL INCLUDES
----- BOTH COLUMNS

(If no allocations are indicated, the total purchase payment will be allocated to the Money Market Subaccount.)

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10. REPLACEMENT
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Will this annuity replace or change any existing life insurance or annuity in this or any other company?

/ / Yes / / No If yes, list insurance company.

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11. SPECIAL REQUESTS
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/ / Check if additional forms are attached.

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12. SUITABILITY
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(NOTE: Must be completed with each application unless you provide suitability information to your broker/dealer on a different form.)

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Employer

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Business address

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City State Zip

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Occupation Age (optional)

Are you associated with or employed by an NASD member?

/ / Yes / / No

Estimated Annual Income $ ____________ / / Declined
(all sources)

Estimated Net Worth $ ____________ / / Declined
(exclusive of family residence)

Estimated Tax Bracket ____________% / / Declined

INVESTMENT OBJECTIVES:

/ / Safety of Principal

/ / Income (cash generating)

/ / Growth (long term capital appreciation)

/ / Diversification

/ / Other (please specify)
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Jack White & Company Account Number
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(if applicable)

APPLICATION CONTINUES
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I HEREBY REPRESENT MY ANSWERS TO THE PREVIOUS QUESTIONS TO BE TRUE TO THE BEST OF MY KNOWLEDGE. UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER SET FORTH ABOVE IS CORRECT. I
UNDERSTAND THAT ANNUITY PAYMENTS AND CONTRACT VALUES, WHEN BASED UPON THE
INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT, ARE NOT GUARANTEED. RECEIPT OF A
PROSPECTUS FOR THE ANNUITY PRODUCT HEREBY APPLIED FOR IS ACKNOWLEDGED.

ALL PAYMENTS AND VALUES BASED ON THE FIXED ACCOUNT ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA, WHICH MAY RESULT IN UPWARD AND DOWNWARD ADJUSTMENTS IN AMOUNTS PAYABLE.

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13. REGISTERED REPRESENTATIVE STATEMENTS
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Will this annuity replace or change any existing life insurance or annuity in this or any other company?

/ / Yes / / No

If yes, please explain and attach the necessary transfer paperwork and replacement form.

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14. SIGNATURES
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Owner(s)

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Owner(s)

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Annuitant(s)

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Annuitant(s)

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Date

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State in which application is signed

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15. DEALER/REPRESENTATIVE INFORMATION
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Representative's name (please print)

Jack White & Company
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Name of Broker/Dealer

9191 Towne Centre Drive, San Diego, CA 92122
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Branch Office address

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Representative's signature

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Representative's number

(800) 622-3699
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Representative's phone number

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AUTHORIZED SIGNATURE OF BROKER/DEALER

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16. MAIL APPLICATION TO:
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Jack White & Company
Insurance Department
9191 Towne Centre Drive, Second Floor
San Diego, CA 92122
(800) 622-3699

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Make check payable to: [company name] Life Insurance Company
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VALUE - Super Low Costs
ADVANTAGE - Tax-Deferred Growth
PLUS - Choice of Professionally
Managed Portfolios
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VARIABLE ANNUITY APPLICATION